Exhibit 10.27

Individual Loan Agreement(1)
(Cheng Jiao) Nong Xin Jie Zi (2011) No. G046

Borrower (Party A): Jianfeng Guo

Address: Room 3-3-5, Building No.4, Mingshihuating community

Tel: 5908888

Valid Identification Certificate: 130503197502270017

Lender (Party B): Xingtai Chengjiao Rural Credit Cooperative Union

Responsible Person): Jingliang Dong

Address: No.406 Guo Shoujing West Street

Tel: 2260001

In accordance with related laws and regulations, Party A and Party B enter into this Agreement through mutual consultation.

Article 1	Loan Amount The amount lent by Party B to Party A is RMB 5,000,000.

Article 2	Usage of the Loan The Loan shall be used for the purchase of steel materials.

Article 3
Term of the Loan

Term of the Loan shall be from June 19, 2011 to June 18, 2012.

In the event that, the first day of the Term is inconsistent with the date on the receipt, the first release day of the Loan as shown on the receipt shall be prevailing, and the due date of the Loan shall be adjust accordingly.

The receipt is part of this Agreement and has the same legal effect with this Agreement.

Article 4
Interest Rate and Interest

The interest rate of the Loan shall be 10.5167‰ monthly. During the Term of the Loan, in the event that the interest rate is adjusted, the interest rate shall be subject to the regulations of the State and Hebei Credit Union.

The adjustment date of interest rate shall be the first day after the adjustment is published by the People’s Bank of China.

Article 5	Calculation of the Interest
1.
the interest of the Loan shall be calculated from the date on which the loan is transferred to Party A’s account. The Interest of the Loan under the this Agreement shall be calculated on a daily basis. Daily interest rate = monthly interest rate/30. If party A cannot pay the interest on the settlement date in accordance with the Agreement, the compounded interest shall be calculated from the following day of the due date.

2.
For the Loan with a fixed interest rate, the interest shall be calculated by the interest rate as agreed. For the loan with a floating interest rate, the interest shall be calculated by the interest rate of each floating term. Where there are multiple floating interest rate within a settlement period, the interest of each floating term shall be calculated first, and all interests shall be added up for the calculation of the interest within the settlement period.

Article 6	If any of the following occurs, Party B has the right to refuse to provide Loan under the Agreement.
1.	Party A and the Guarantor cannot provide relevant document, materials, receipts and complete relevant procedure as required by Party B;
2.	In case the Loan is secured by mortgage, the legal procedure for relevant registration and/or insurance, etc. hasn’t been competed or such guarantee or insurance is still invalid.
3.	Any material adverse events affects the safety of the Loan that caused by Party A or Guarantor.

Article 7	Remitment and Payment
1.
 Party B will remit the Loan to Party A’s account which is opened at Party B’s office in accordance with the time as agreed in each Loan receipt. Account number: 6210210020100279408.

Party A agrees that as of the effectiveness of this Agreement, Party B has right to monitor and manage the remitment of the Loan in the settlement account or disbursement/drawdown account by means of entrusted payment and self payment in order to supervise the Loan used pursuant to this Agreement.

2.	Entrusted Payment
a.	Except as otherwise provided in this Agreement, Loan under this Agreement shall use the method of entrusted payment.
b.	Where the method of entrusted payment applies, Party A shall submit specific drawing application, payment entrustment and relevant transaction documents to Party B.
c.	Where the method of entrusted payment applies, Party A shall provide proven documents as required by Party B, including but not limited to:
i.	documents to prove that the discharge purpose meets the requirement of this Agreement;
ii.	commercial agreements signed by and between Party A and any third party or documents related to payment by Party A;
iii.	corresponding invoices or receipts. If such document cannot be obtained when the payment is made, Party A shall provide the invoices or receipts in a timely manner after the payment is completed;
iv.	lawful and valid payment instruments;
v.	other proven documents as required by Party B
d.	Party B shall have the right to review whether the corresponding party and amount are in line with the commercial agreement and other documents pursuant to the Loan purpose.
e.	Party B shall transfer the Loan to the party who meets the purpose of related agreements through the settlement account or disbursement/drawback account.
f.	Party B has right to deduct the commission fee arising from the Loan transfer when such fee occurs.

3.	Self Payment
a.	Party A can adopt the method of self payment after approved by Party B in any of following events:
i.	Party A cannot confirm the trading party before the transaction and the amount of payment less than RMB 300,000;
ii.	Trading party of Party A cannot charge without cash payment;
iii.	Loan used for operation and the amount is less than RMB 500,000;
iv.	Other situations as provided by laws and regulations;
b.
Where the method of self payment applies, Party A shall report or inform Party B the condition of use of Loan. Party B has the right to inspect whether the payment of Loan is in line of the purpose for use of Loan through account analysis, check of receipt, on-site inspection, etc.

Article 8	Conditions for Withdrawing
a.
Party A shall submit drawing application to Party B along with the method of payment (either entrusted payment or self payment) one business day prior to the draw date. Party A confirms that Party B has the right to check wither the documents provided by Party A meets the conditions of payment, and has the right to deicide the method of payment.

b.
During the process of release and payment, Party B has right to ask Party A to provide additional document to meet the conditions of payment, or change the method of payment or suspend the payment if any of the following event occurs:

i.	Decrease of credibility;
ii.	Abnormal use of Loan;
iii.	Violation of other obligations of the Agreement;
Article 9	Repayment
a.	Party A and Party B agree to adopt the second method to repay the principal and interest:
i.	Repay the principal and interest on the due date;
ii.
Repay the interest on a monthly basis, and repay the principal on the due date. The settlement date shall be the 20th date of each month. Party A shall repay the interest on the settlement date. If the repayment date for last repayment is not within the settlement date, Party A shall repay the principal along with the interest on the due date.

iii.	Other method of repayment: N/A
b.
Party A shall deposit sufficient money in the account as described in Article 6 above before each repayment date, and Party A agrees that Party B can deduct the principal and interest in the account directly. If the money in the account is not sufficient, Party B has the right to decide whether or not to deduct. If Party B decide not to deduct, all principal and interest shall be regarded as overdue; If Party B decide to deduct, the insufficient amount of principal and interests shall be regarded as overdue. Party B’s consent is needed, if Party A requires to change the repayment account during the term of this Agreement.

Article 10	Rights and Obligations of Party A
a.	Withdraw and use the Loan in accordance with the Agreement;
b.	Repay the principal and interest in full and in a timely manner;
c.	Payment of the Loan shall be in line of the condition and method as provided in this Agreement;
d.	Provide related document, materials and receipts honestly as required by Party B;
e.	Inform Party B promptly in connection with the change of address, mailing address, contact number, job, salary, etc.
f.	when material adverse effect against the safety of Loan occurs, Party A shall inform Party B promptly in written, and adopt necessary method as confirmed by Party B to secure the credit.

Article 11	Rights and Obligations of Party B
a.	has the right to know and inspect the basic situation and use of Loan of Party A;
b.	when material adverse effect occurs that caused by Party A, Party B may suspend the release of Loan or retrieve the Loan in advance;
c.
retrieve or retrieve in advance the principal, interest, default interest, compounded interest, penalty, damage, attorney fees and other fees use to realize the credit; Party agrees that Party B can deduct such fee directly from Party A’s account.

d.	Party B can disclose the default of Party A or Guarantor in public if Party A cannot perform its repayment obligation or Guarantor fails to perform guarantee obligation;
e.
If repayment made by Party B is insufficient to repay the payable amount under this agreement, Party B may choose to use such amount to repay the principal, interest, default interest, compounded interest or fees.

f.	Release the Loan to Party A in accordance with the Agreement.

Article 12
Repayment in Advance

When Party A intents to repay in advance, Party A shall submit the application to Party B three business days in advance. After approved by Party B, Party can repay part or all of the principal in advance.

If Party A repays in installment, and intents to repay part of principal and interest in advance, Party A shall repay the Loan in accordance with the repayment schedule. The interest rates shall be same as provided in the Agreement. After the repayment, the remaining amount shall be repaied in accordance with this Agreement. If Party A repay all principal and interest in advance, the interest may be calculated based on the actual loan term and interest rate as provided in this Agreement.

If repayment in advance is made, the paid interest shall not be affected.

Article 13	Guarantee of the Loan If the loan is secured, guarantee shall be adopted as detailed in the guarantee agreement.

Article 14	Undertaking and Warranty of Party A
a.
 During signing and performing this Agreement, Party A abides by the code of good faith, and all the materials, documents and information of Party A and the Guarantor provided to Party B are real, effective, accurate, complete and are without any concealment or omission

b.	Party A guarantees good credit and no significant adverse record;

c.
Party A guarantees that the loan, if it is current funds loan, will not be used for the investment of fixed assets or share equity, and will not be used for production or operation that prohibited by the laws and regulations;

d.	Party A confirms that actions such as equity transfer, foreign investment, substantial increase in debt financing won’t be taken without Party B’s written consent;
e.
Party B has the right to take on-site or off-site due diligence to check Party A’s operating conditions, financial conditions and the conditions of use and repayment after loan, Party A has the obligation to actively cooperate with Party B for the management of disbursement, management after loan, and related inspections;

f.	Party B will be informed timely when material adverse events which could affect the ability of repayment occur;

Article 15	Obligations of Default
a.
If Party B fails to release the Loan in full and in a timely manner, which cause losses of Party A, Party B shall pay the penalty to Party A based on the default amount and the overdue days. The calculation of penalty shall be the same as overdue payment.

b.
If the Loan is overdue, the default interest rate shall equal to 150% of the current applicable interest rate. If the interest rate adjusted during the overdue period, the default interest rate shall be adjusted accordingly.

c.
If the Loan is misappropriated, the default interest rate shall equal to 200% of the interest rate. If the interest rate adjusted during the overdue period, the default interest rate shall be adjusted accordingly.

d.	As to the overdue interest, Party B charge compounded interest in accordance with the regulations promulgated by People’s bank of PRC;
e.
If Party A violates the obligations under this Agreement, Party B has right to ask Party A to rectify in reasonable period, or suspend the release of Loan, or retrieve the Loan in advance or take other measures to protect the assets, or declare that all agreement signed by and between Party A and Party B is terminated and due.

f.	Any of the Guarantor violates the obligations under this Agreement, arty B has right suspend the release of Loan, or retrieve the Loan in advance or take other measures to protect the assets.

g.	If Party B adopts ligation or arbitration to realize the credit due to Party A or Guarantor, Party A and Guarantor shall assume relevant fees arising from the realization of credit.

Article 16	Undertake of the Fees Any fees arising from the realization of credit shall be borne by Party A

Article 17
Party B shall have right to provide the Party A’s information to credit information system of Central Bank of China as required by laws or rules of financial regulators, which will be inquired and used by qualified institutions and individuals.

Article 18
Announcement Collection

In the event that Party A has not fully repay the loan due, pay the interest due, pay the penalty and compound interest, or any other outstanding, Party B has the right to circulate a notice to relevant authorities and to disclose to the media, Party A agrees that the notice or disclosure has the effectiveness of interruption of limitation.

Article 19
Application for Extension

In the event that Party A is not able to repay the debt on time due to special circumstances, Party A shall apply to Party B in written thirty (30) days before the due date. Only through Party B’s consent and reaching extension agreement can the term be extended, and the interest rate shall be determined by accumulative total time

Article 20	Disputes Settlement
Any dispute arising from the performance of this Agreement shall be settled by consultation. If the consultation fails, the dispute shall be settled according to 1).
1)	Submit to the people's court where Party B is located.
2)	submit to the arbitration commission which shall arbitrate in accordance with the arbitration rules in force. The arbitration award shall be final and binding on the Parties.
During the litigation or arbitration, the provisions hereunder which are not involved in such dispute shall still be performed.

Article 21	Miscellaneous
a.	“Due” or “Due date” under this Agreement shall include situation of acceleration of maturity as provided under this agreement or regulations and laws of the PRC.
b.
“material adverse events” shall include but not limited to the following: Party A has entirely or partially lost the ability to repay; significantly decrease the ability to guarantee by Guarantor; the mortgage property is  damaged, lost or devalued.

Article 22	This Agreement shall become effective upon exaction by both parties

Article 23	This Agreement shall be executed in duplicate, and each party shall hold one original, and each original has the same effect.

Article 24
Attention

Party B has notified Party A to pay attention to each of the provision of the Agreement and explained to Party A as required. Both parties have the same acknowledge to the Agreement at the time of execution.

Borrower (Party A)  (signature): Jianfeng Guo

Lender (Party B) (Seal): Xingtai Chengjiao Rural Credit Cooperative Union (Seal)
Legal Representative or Authorized Representative (SIGNATURE): Jingliang Dong

Signing Date: June 19, 2011

Maximum Guarantee Contract(1)

Cheng Jiao Nong Xin Gao Bao Zi [2011] No. G046

Guarantor (Party A): Hebei Zhongding Real Estate Development Co., Ltd.

Lender (Party B): Xingtai Chengjiao Rural Credit Cooperative Union

For ensuring Party B’s claims, Party A is willing to provide a maximum guarantee for a series of claims created by Party B and the debtor, Jianfeng Guo. This contract (“Contract”) is entered into by and between Party A and Party B through mutual agreement in accordance with relevant laws and regulations. Both parties shall comply with this Contract.

Article 1.	Guaranteed Claims

1.	Guaranteed claims shall be a series of claims arising from loans continually provided by Party B to the debtor from June 19, 2011 to June 18, 2012. The maximum amount shall be RMB Five Million.

2.
At any time during the above period, Party B can continually and circularly provide loans to the debtor as long as the balance of unrecovered claims is less than the maximum amount. Party A shall provide guarantee, to the extent of such maximum amount, to Party B for the claim arising from loans provide by Party B, irrespective of the frequency and amount of each loan, or of whether the expiration date of debtor’s each debt exceeds the above period.

The balance of unrecovered claims including principal, interest (compound interest and default interest included), penalties, compensation and all the fees used for realization of the claim (including but not limited to costs, arbitration fees, property preservation fees, travel expense, enforcement fees, appraisal fees, auction charge, etc.)

3.
During the period as described under clause 1 herein, any contracts, agreements or other legal documents entered by and between Party B and the debtor that result in a debtor-creditor relationship shall be the principal contract of this Contract.

Article 2.	Collateral

Party A provides guarantee of joint and several liabilities. In the event that the debtor fails to fulfill its obligation under the principal contract, Party B has the right to require Party A to assume the guarantee liabilities.

In the event that the debtor fails to fulfill its obligation under the principal contract, Party B has the right to require Party A to assume the guarantee liabilities within its guarantee scope regardless of whether Party B’s claims are secured by other guarantee (including but not limited to guarantee, mortgage, pledge, etc.) under the principal agreement.

Article 3.	Term of the Existence of the Guarantee Right

1.
Term: the term of the existence of the guarantee right shall be calculated due to each loan, and shall be existed from the execution date to two years after the expiration date of the repayment of the debt.

2.
In the event that Party B and debtor reach into an extension agreement upon the term of each debt, the term of the existence of the guarantee right shall be existed until two years after the new expiration date of the repayment of debt. The extension is not subject to Party A’s consent, and Party A shall also bear the joint guarantee responsibility.

3.
In the event that issues stipulated in laws or regulations, or provided in the principal contract occur, and Party B declares the debt due in advance, the term of the existence of the guarantee right shall be existed until two years after the declared due date of the debt.

Article 4.	the Execution and Amendment of the Guaranteed Principal Contract

Matters regarding the amount, term, interest rate, use of loan, etc. shall be agreed by Party B and the debtor in the principal contract.

Party A acknowledges that, the executions and amendments of the principal contracts by Party B and the debtor shall be deemed to have been obtained prior consent from Party A which does not need to be notified, and the guarantee liability of the Party A shall not be reduced or remitted.

During the term of the existence of the guarantee right, upon the adjustment of the state legal interest, the amendments of the interest rates in principal contracts shall be deemed to have been obtained prior consent from Party A which does not need to be notified, and the guarantee liability of Party A shall not be reduced or remitted.

Article 5.	the Severability of the Validity of the Contract

The validity of the Contract is independent with the principal contract. The completely or partial invalidity of the principal contract will not affect the validity of the Contract. In the event that the principal contract is declared void, Party A shall assume the joint and several guarantee liability for any debt arising from return of assets or compensation of loss by the debtor.

Article 6.	Ability of Guarantee

During the term of the existence of the guarantee right, in the event that Party A loses or may lose the ability of guarantee, or that the guarantor, as legal person or other organization, involves in contracting, leasing, merger and acquisition, joint venture, separation, affiliation, shareholding reform, dissolution, etc., Party A shall inform Party B in written notice 15 business days in advance. All the obligations hereunder shall be borne by the changed institution or the institution which makes the decision of Party A’s dissolution. If Party B considered the changed institution lack of guarantee ability, Party A or the institution which makes the decision of Party A’s dissolution shall make a new security accepted by Party B, and a new security agreement shall be reached.

During the term of the existence of the guarantee right, without written consent of Party B, Party A shall not provide to the third party securities which are beyond its abilities.

Article 7.	Financial Supervision on Guarantor

During the term of the existence of the guarantee right, Party B has the right to supervise Party A’s capital and financial conditions, Party A shall provide materials such as financial statement honestly.

Article 8.	Early Guarantee Liability

During the term of the existence of the guarantee right, in the event that the debt is declared due in advance by Party B according to the principal contract, Party B has the right to require Party A to take the responsibility of guarantee for thirty (30) business days since the declared due date, and Party A agrees to take the responsibility of guarantee as required by Party B.

Article 9.	Collection of the Accrued Expenses

Party B has right to collect all accrued expenses under Party A’s guarantee from the account opened in the system of Hebei Rural Credit Cooperatives.

Article 10.	Other Provisions Agreed by the Parties

1.
During the term of the existence of the guarantee right, in the event that the debtor involves in merger, separation, shareholding reform, capital increase or decrease, joint venture, affiliation, changing name, etc, the guarantee responsible of Party A will not be reduced or relieved consequently;

2.	Party A has the obligation to supervise the debtor’s use of the loan;

3.	Party A has full knowledge of interest rate risk, in the event that floating interest rate is adopted in the principal contract, Party A agrees to take the consequent additional responsibility;

4.

5.

Article 11.	Dispute Settlement of the Contract

Disputes arising from the performance of the Contract may be solved through negotiation. If the parties cannot reach resolution through negotiation, the disputes shall be settled in the following No. 1 means:

1. Bring a suit in the court where Party B is located in;

2. Submit the disputes to  arbitration commission (the arbitration will be held in  ) for arbitration in accordance with its then effective arbitration rules. The arbitration is final and binding on both parties.

The provisions of the Contract that are not involved in the disputes shall continue to be performed during the period of litigation or arbitration.

Article 12.	Effectiveness of Contract

The Contract Will Be effective when the Contract has been signed by the legal representatives or authorized representative or stamped by Party A (signing only if Party A is a nature person) and signed by the person in charge or authorized representative and stamped by Party B;

Article 13.	The Contract is executed in two originals.

Article 14.	Declaration

1.	Party A acknowledges Party B’s business scope and authorization clearly;

2.
Party A has read all clauses of the Contract and paid special attention to the clauses in boldface. As requested by Party A, Party B has explained the clauses of the Contract. Party A is aware of and fully understands the meaning and the legal consequences of the clauses of the Contract.

3.	Party A has the power and authorization to execute the Contract.

Party A (SEAL): Hebei Zhongding Real Estate Development Co., Ltd. (Seal)

Legal Representative (Responsible Officer) or Authorized Representative (SIGNATURE): Jianfei Guo

June 19, 2011

Party B (SEAL): Xingtai Chengjiao Rural Credit Cooperative Union (Seal)

Legal Representative or Authorized Representative (SIGNATURE): Jingliang Dong

June 19, 2011

Individual Loan Agreement(2)
                                              (Cheng Jiao) Nong Xin Jie Zi (2011) No. G047

Borrower (Party A): Longlin Hu
Address: Room 2-8-2, Building B, Mingshihuating community
Tel: 5908888
Valid Identification Certificate: 110108197601260056

Lender (Party B): Xingtai Chengjiao Rural Credit Cooperative Union
Responsible Person): Jingliang Dong
Address: No.406 Guo Shoujing West Street
Tel: 2260001

In accordance with related laws and regulations, Party A and Party B enter into this Agreement through mutual consultation.

Article 25	Loan Amount

The amount lent by Party B to Party A is RMB 5,000,000.

Article 26	Usage of the Loan

The Loan shall be used for the purchase of heat preservation materials.

Article 27	Term of the Loan

Term of the Loan shall be from June 19, 2011 to June 18, 2012.

In the event that, the first day of the Term is inconsistent with the date on the receipt, the first release day of the Loan as shown on the receipt shall be prevailing, and the due date of the Loan shall be adjust accordingly.

The receipt is part of this Agreement and has the same legal effect with this Agreement.

Article 28	Interest Rate and Interest

The interest rate of the Loan shall be 10.5167‰ monthly. During the Term of the Loan, in the event that the interest rate is adjusted, the interest rate shall be subject to the regulations of the State and Hebei Credit Union.

The adjustment date of interest rate shall be the first day after the adjustment is published by the People’s Bank of China.

Article 29	Calculation of the Interest
3.
the interest of the Loan shall be calculated from the date on which the loan is transferred to Party A’s account. The Interest of the Loan under the this Agreement shall be calculated on a daily basis. Daily interest rate = monthly interest rate/30. If party A cannot pay the interest on the settlement date in accordance with the Agreement, the compounded interest shall be calculated from the following day of the due date.

4.
For the Loan with a fixed interest rate, the interest shall be calculated by the interest rate as agreed. For the loan with a floating interest rate, the interest shall be calculated by the interest rate of each floating term. Where there are multiple floating interest rate within a settlement period, the interest of each floating term shall be calculated first, and all interests shall be added up for the calculation of the interest within the settlement period.

Article 30	If any of the following occurs, Party B has the right to refuse to provide Loan under the Agreement.
4.	Party A and the Guarantor cannot provide relevant document, materials, receipts and complete relevant procedure as required by Party B;
5.	In case the Loan is secured by mortgage, the legal procedure for relevant registration and/or insurance, etc. hasn’t been competed or such guarantee or insurance is still invalid.
6.	Any material adverse events affects the safety of the Loan that caused by Party A or Guarantor.
Article 31	Remitment and Payment
4.	Party B will remit the Loan to Party A’s account which is opened at Party B’s office in accordance with the time as agreed in each Loan receipt. Account number: 6210210020100279382.

Party A agrees that as of the effectiveness of this Agreement, Party B has right to monitor and manage the remitment of the Loan in the settlement account or disbursement/drawdown account by means of entrusted payment and self payment in order to supervise the Loan used pursuant to this Agreement.

5.	Entrusted Payment
g.	Except as otherwise provided in this Agreement, Loan under this Agreement shall use the method of entrusted payment.
h.	Where the method of entrusted payment applies, Party A shall submit specific drawing application, payment entrustment and relevant transaction documents to Party B.
i.	Where the method of entrusted payment applies, Party A shall provide proven documents as required by Party B, including but not limited to:
i.	documents to prove that the discharge purpose meets the requirement of this Agreement;
ii.	commercial agreements signed by and between Party A and any third party or documents related to payment by Party A;
iii.	corresponding invoices or receipts. If such document cannot be obtained when the payment is made, Party A shall provide the invoices or receipts in a timely manner after the payment is completed;
iv.	lawful and valid payment instruments;
v.	other proven documents as required by Party B
j.	Party B shall have the right to review whether the corresponding party and amount are in line with the commercial agreement and other documents pursuant to the Loan purpose.
k.	Party B shall transfer the Loan to the party who meets the purpose of related agreements through the settlement account or disbursement/drawback account.
l.	Party B has right to deduct the commission fee arising from the Loan transfer when such fee occurs.

6.	Self Payment
c.	Party A can adopt the method of self payment after approved by Party B in any of following events:
i.	Party A cannot confirm the trading party before the transaction and the amount of payment less than RMB 300,000;
ii.	Trading party of Party A cannot charge without cash payment;
iii.	Loan used for operation and the amount is less than RMB 500,000;
iv.	Other situations as provided by laws and regulations;
d.
Where the method of self payment applies, Party A shall report or inform Party B the condition of use of Loan. Party B has the right to inspect whether the payment of Loan is in line of the purpose for use of Loan through account analysis, check of receipt, on-site inspection, etc.

Article 32	Conditions for Withdrawing
c.
Party A shall submit drawing application to Party B along with the method of payment (either entrusted payment or self payment) one business day prior to the draw date. Party A confirms that Party B has the right to check wither the documents provided by Party A meets the conditions of payment, and has the right to deicide the method of payment.

d.
During the process of release and payment, Party B has right to ask Party A to provide additional document to meet the conditions of payment, or change the method of payment or suspend the payment if any of the following event occurs:

i.	Decrease of credibility;
ii.	Abnormal use of Loan;
iii.	Violation of other obligations of the Agreement;
Article 33	Repayment
c.	Party A and Party B agree to adopt the second method to repay the principal and interest:
i.	Repay the principal and interest on the due date;
ii.
Repay the interest on a monthly basis, and repay the principal on the due date. The settlement date shall be the 20th date of each month. Party A shall repay the interest on the settlement date. If the repayment date for last repayment is not within the settlement date, Party A shall repay the principal along with the interest on the due date.

iii.	Other method of repayment: N/A

d.
Party A shall deposit sufficient money in the account as described in Article 6 above before each repayment date, and Party A agrees that Party B can deduct the principal and interest in the account directly. If the money in the account is not sufficient, Party B has the right to decide whether or not to deduct. If Party B decide not to deduct, all principal and interest shall be regarded as overdue; If Party B decide to deduct, the insufficient amount of principal and interests shall be regarded as overdue. Party B’s consent is needed, if Party A requires to change the repayment account during the term of this Agreement.

Article 34	Rights and Obligations of Party A
g.	Withdraw and use the Loan in accordance with the Agreement;
h.	Repay the principal and interest in full and in a timely manner;
i.	Payment of the Loan shall be in line of the condition and method as provided in this Agreement;
j.	Provide related document, materials and receipts honestly as required by Party B;
k.	Inform Party B promptly in connection with the change of address, mailing address, contact number, job, salary, etc.
l.	when material adverse effect against the safety of Loan occurs, Party A shall inform Party B promptly in written, and adopt necessary method as confirmed by Party B to secure the credit.

Article 35	Rights and Obligations of Party B
g.	has the right to know and inspect the basic situation and use of Loan of Party A;
h.	when material adverse effect occurs that caused by Party A, Party B may suspend the release of Loan or retrieve the Loan in advance;
i.
retrieve or retrieve in advance the principal, interest, default interest, compounded interest, penalty, damage, attorney fees and other fees use to realize the credit; Party agrees that Party B can deduct such fee directly from Party A’s account.

j.	Party B can disclose the default of Party A or Guarantor in public if Party A cannot perform its repayment obligation or Guarantor fails to perform guarantee obligation;
k.
If repayment made by Party B is insufficient to repay the payable amount under this agreement, Party B may choose to use such amount to repay the principal, interest, default interest, compounded interest or fees.

l.	Release the Loan to Party A in accordance with the Agreement.

Article 36	Repayment in Advance

When Party A intents to repay in advance, Party A shall submit the application to Party B three business days in advance. After approved by Party B, Party can repay part or all of the principal in advance.

If Party A repays in installment, and intents to repay part of principal and interest in advance, Party A shall repay the Loan in accordance with the repayment schedule. The interest rates shall be same as provided in the Agreement. After the repayment, the remaining amount shall be repaied in accordance with this Agreement. If Party A repay all principal and interest in advance, the interest may be calculated based on the actual loan term and interest rate as provided in this Agreement.

If repayment in advance is made, the paid interest shall not be affected.

Article 37	Guarantee of the Loan

If the loan is secured, guarantee shall be adopted as detailed in the guarantee agreement.

Article 38	Undertaking and Warranty of Party A
g.
 During signing and performing this Agreement, Party A abides by the code of good faith, and all the materials, documents and information of Party A and the Guarantor provided to Party B are real, effective, accurate, complete and are without any concealment or omission

h.	Party A guarantees good credit and no significant adverse record;
i.
Party A guarantees that the loan, if it is current funds loan, will not be used for the investment of fixed assets or share equity, and will not be used for production or operation that prohibited by the laws and regulations;

j.	Party A confirms that actions such as equity transfer, foreign investment, substantial increase in debt financing won’t be taken without Party B’s written consent;
k.
Party B has the right to take on-site or off-site due diligence to check Party A’s operating conditions, financial conditions and the conditions of use and repayment after loan, Party A has the obligation to actively cooperate with Party B for the management of disbursement, management after loan, and related inspections;

l.	Party B will be informed timely when material adverse events which could affect the ability of repayment occur;

Article 39	Obligations of Default
h.
If Party B fails to release the Loan in full and in a timely manner, which cause losses of Party A, Party B shall pay the penalty to Party A based on the default amount and the overdue days. The calculation of penalty shall be the same as overdue payment.

i.
If the Loan is overdue, the default interest rate shall equal to 150% of the current applicable interest rate. If the interest rate adjusted during the overdue period, the default interest rate shall be adjusted accordingly.

j.
If the Loan is misappropriated, the default interest rate shall equal to 200% of the interest rate. If the interest rate adjusted during the overdue period, the default interest rate shall be adjusted accordingly.

k.	As to the overdue interest, Party B charge compounded interest in accordance with the regulations promulgated by People’s bank of PRC;
l.
If Party A violates the obligations under this Agreement, Party B has right to ask Party A to rectify in reasonable period, or suspend the release of Loan, or retrieve the Loan in advance or take other measures to protect the assets, or declare that all agreement signed by and between Party A and Party B is terminated and due.

m.	Any of the Guarantor violates the obligations under this Agreement, arty B has right suspend the release of Loan, or retrieve the Loan in advance or take other measures to protect the assets.

n.	If Party B adopts ligation or arbitration to realize the credit due to Party A or Guarantor, Party A and Guarantor shall assume relevant fees arising from the realization of credit.

Article 40	Undertake of the Fees

Any fees arising from the realization of credit shall be borne by Party A

Article 41
Party B shall have right to provide the Party A’s information to credit information system of Central Bank of China as required by laws or rules of financial regulators, which will be inquired and used by qualified institutions and individuals.

Article 42	Announcement Collection

In the event that Party A has not fully repay the loan due, pay the interest due, pay the penalty and compound interest, or any other outstanding, Party B has the right to circulate a notice to relevant authorities and to disclose to the media, Party A agrees that the notice or disclosure has the effectiveness of interruption of limitation.

Article 43	Application for Extension

In the event that Party A is not able to repay the debt on time due to special circumstances, Party A shall apply to Party B in written thirty (30) days before the due date. Only through Party B’s consent and reaching extension agreement can the term be extended, and the interest rate shall be determined by accumulative total time

Article 44	Disputes Settlement

Any dispute arising from the performance of this Agreement shall be settled by consultation. If the consultation fails, the dispute shall be settled according to 1).

3)	Submit to the people's court where Party B is located.
4)	submit to the arbitration commission which shall arbitrate in accordance with the arbitration rules in force. The arbitration award shall be final and binding on the Parties.

During the litigation or arbitration, the provisions hereunder which are not involved in such dispute shall still be performed.

Article 45	Miscellaneous
c.	“Due” or “Due date” under this Agreement shall include situation of acceleration of maturity as provided under this agreement or regulations and laws of the PRC.
d.
“material adverse events” shall include but not limited to the following: Party A has entirely or partially lost the ability to repay; significantly decrease the ability to guarantee by Guarantor; the mortgage property is  damaged, lost or devalued.

Article 46	This Agreement shall become effective upon exaction by both parties

Article 47	This Agreement shall be executed in duplicate, and each party shall hold one original, and each original has the same effect.

Article 48	Attention

Party B has notified Party A to pay attention to each of the provision of the Agreement and explained to Party A as required. Both parties have the same acknowledge to the Agreement at the time of execution.

Borrower (Party A)  (signature): Longlin Hu

Lender (Party B) (Seal): Xingtai Chengjiao Rural Credit Cooperative Union (Seal)
Legal Representative or Authorized Representative (SIGNATURE): Jingliang Dong

Signing Date: June 19, 2011

Maximum Guarantee Contract(2)

Cheng Jiao Nong Xin Gao Bao Zi [2011] No. G047

Guarantor (Party A): Hebei Zhongding Real Estate Development Co., Ltd.

Lender (Party B): Xingtai Chengjiao Rural Credit Cooperative Union

For ensuring Party B’s claims, Party A is willing to provide a maximum guarantee for a series of claims created by Party B and the debtor, Longlin Hu. This contract (“Contract”) is entered into by and between Party A and Party B through mutual agreement in accordance with relevant laws and regulations. Both parties shall comply with this Contract.

Article 15.	Guaranteed Claims

1.	Guaranteed claims shall be a series of claims arising from loans continually provided by Party B to the debtor from June 19, 2011 to June 18, 2012. The maximum amount shall be RMB Five Million.

2.
At any time during the above period, Party B can continually and circularly provide loans to the debtor as long as the balance of unrecovered claims is less than the maximum amount. Party A shall provide guarantee, to the extent of such maximum amount, to Party B for the claim arising from loans provide by Party B, irrespective of the frequency and amount of each loan, or of whether the expiration date of debtor’s each debt exceeds the above period.

The balance of unrecovered claims including principal, interest (compound interest and default interest included), penalties, compensation and all the fees used for realization of the claim (including but not limited to costs, arbitration fees, property preservation fees, travel expense, enforcement fees, appraisal fees, auction charge, etc.)

3.
During the period as described under clause 1 herein, any contracts, agreements or other legal documents entered by and between Party B and the debtor that result in a debtor-creditor relationship shall be the principal contract of this Contract.

Article 16.	Collateral

Party A provides guarantee of joint and several liabilities. In the event that the debtor fails to fulfill its obligation under the principal contract, Party B has the right to require Party A to assume the guarantee liabilities.

In the event that the debtor fails to fulfill its obligation under the principal contract, Party B has the right to require Party A to assume the guarantee liabilities within its guarantee scope regardless of whether Party B’s claims are secured by other guarantee (including but not limited to guarantee, mortgage, pledge, etc.) under the principal agreement.

Article 17.	Term of the Existence of the Guarantee Right

1.
Term: the term of the existence of the guarantee right shall be calculated due to each loan, and shall be existed from the execution date to two years after the expiration date of the repayment of the debt.

2.
In the event that Party B and debtor reach into an extension agreement upon the term of each debt, the term of the existence of the guarantee right shall be existed until two years after the new expiration date of the repayment of debt. The extension is not subject to Party A’s consent, and Party A shall also bear the joint guarantee responsibility.

3.
In the event that issues stipulated in laws or regulations, or provided in the principal contract occur, and Party B declares the debt due in advance, the term of the existence of the guarantee right shall be existed until two years after the declared due date of the debt.

Article 18.	the Execution and Amendment of the Guaranteed Principal Contract

Matters regarding the amount, term, interest rate, use of loan, etc. shall be agreed by Party B and the debtor in the principal contract.

Party A acknowledges that, the executions and amendments of the principal contracts by Party B and the debtor shall be deemed to have been obtained prior consent from Party A which does not need to be notified, and the guarantee liability of the Party A shall not be reduced or remitted.

During the term of the existence of the guarantee right, upon the adjustment of the state legal interest, the amendments of the interest rates in principal contracts shall be deemed to have been obtained prior consent from Party A which does not need to be notified, and the guarantee liability of Party A shall not be reduced or remitted.

Article 19.	the Severability of the Validity of the Contract

The validity of the Contract is independent with the principal contract. The completely or partial invalidity of the principal contract will not affect the validity of the Contract. In the event that the principal contract is declared void, Party A shall assume the joint and several guarantee liability for any debt arising from return of assets or compensation of loss by the debtor.

Article 20.	Ability of Guarantee

During the term of the existence of the guarantee right, in the event that Party A loses or may lose the ability of guarantee, or that the guarantor, as legal person or other organization, involves in contracting, leasing, merger and acquisition, joint venture, separation, affiliation, shareholding reform, dissolution, etc., Party A shall inform Party B in written notice 15 business days in advance. All the obligations hereunder shall be borne by the changed institution or the institution which makes the decision of Party A’s dissolution. If Party B considered the changed institution lack of guarantee ability, Party A or the institution which makes the decision of Party A’s dissolution shall make a new security accepted by Party B, and a new security agreement shall be reached.

During the term of the existence of the guarantee right, without written consent of Party B, Party A shall not provide to the third party securities which are beyond its abilities.

Article 21.	Financial Supervision on Guarantor

During the term of the existence of the guarantee right, Party B has the right to supervise Party A’s capital and financial conditions, Party A shall provide materials such as financial statement honestly.

Article 22.	Early Guarantee Liability

During the term of the existence of the guarantee right, in the event that the debt is declared due in advance by Party B according to the principal contract, Party B has the right to require Party A to take the responsibility of guarantee for thirty (30) business days since the declared due date, and Party A agrees to take the responsibility of guarantee as required by Party B.

Article 23.	Collection of the Accrued Expenses

Party B has right to collect all accrued expenses under Party A’s guarantee from the account opened in the system of Hebei Rural Credit Cooperatives.

Article 24.	Other Provisions Agreed by the Parties

1.
During the term of the existence of the guarantee right, in the event that the debtor involves in merger, separation, shareholding reform, capital increase or decrease, joint venture, affiliation, changing name, etc, the guarantee responsible of Party A will not be reduced or relieved consequently;

2.	Party A has the obligation to supervise the debtor’s use of the loan;

3.	Party A has full knowledge of interest rate risk, in the event that floating interest rate is adopted in the principal contract, Party A agrees to take the consequent additional responsibility;

4.

5.

Article 25.	Dispute Settlement of the Contract

Disputes arising from the performance of the Contract may be solved through negotiation. If the parties cannot reach resolution through negotiation, the disputes shall be settled in the following No. 1 means:

1. Bring a suit in the court where Party B is located in;

2. Submit the disputes to  arbitration commission (the arbitration will be held in  ) for arbitration in accordance with its then effective arbitration rules. The arbitration is final and binding on both parties.

The provisions of the Contract that are not involved in the disputes shall continue to be performed during the period of litigation or arbitration.

Article 26.	Effectiveness of Contract

The Contract Will Be effective when the Contract has been signed by the legal representatives or authorized representative or stamped by Party A (signing only if Party A is a nature person) and signed by the person in charge or authorized representative and stamped by Party B;

Article 27.	The Contract is executed in two originals.

Article 28.	Declaration

1.	Party A acknowledges Party B’s business scope and authorization clearly;

2.
Party A has read all clauses of the Contract and paid special attention to the clauses in boldface. As requested by Party A, Party B has explained the clauses of the Contract. Party A is aware of and fully understands the meaning and the legal consequences of the clauses of the Contract.

3.	Party A has the power and authorization to execute the Contract.

Party A (SEAL): Hebei Zhongding Real Estate Development Co., Ltd. (Seal)

Legal Representative (Responsible Officer) or Authorized Representative (SIGNATURE): Jianfei Guo

June 19, 2011

Party B (SEAL): Xingtai Chengjiao Rural Credit Cooperative Union (Seal)

Legal Representative or Authorized Representative (SIGNATURE): Jingliang Dong

June 19, 2011

Individual Loan Agreement(3)
                                              (Cheng Jiao) Nong Xin Jie Zi (2011) No. G048

Borrower (Party A): Yaojun Liu
Address: Room 1-9-3, Building A, Mingshihuating community
Tel: 5908888
Valid Identification Certificate: 110108197606100035

Lender (Party B): Xingtai Chengjiao Rural Credit Cooperative Union
Responsible Person): Jingliang Dong
Address: No.406 Guo Shoujing West Street
Tel: 2260001

In accordance with related laws and regulations, Party A and Party B enter into this Agreement through mutual consultation.

Article 49	Loan Amount

The amount lent by Party B to Party A is RMB 5,000,000.

Article 50	Usage of the Loan

The Loan shall be used for the purchase of bituminous concrete.

Article 51	Term of the Loan

Term of the Loan shall be from June 19, 2011 to June 18, 2012.

In the event that, the first day of the Term is inconsistent with the date on the receipt, the first release day of the Loan as shown on the receipt shall be prevailing, and the due date of the Loan shall be adjust accordingly.

The receipt is part of this Agreement and has the same legal effect with this Agreement.

Article 52	Interest Rate and Interest

The interest rate of the Loan shall be 10.5167‰ monthly. During the Term of the Loan, in the event that the interest rate is adjusted, the interest rate shall be subject to the regulations of the State and Hebei Credit Union.

The adjustment date of interest rate shall be the first day after the adjustment is published by the People’s Bank of China.

Article 53	Calculation of the Interest
5.
the interest of the Loan shall be calculated from the date on which the loan is transferred to Party A’s account. The Interest of  the Loan under the this Agreement shall be calculated on a daily basis. Daily interest rate = monthly interest rate/30. If party A cannot pay the interest on the settlement date in accordance with the Agreement, the compounded interest shall be calculated from the following day of the due date.

6.
For the Loan with a fixed interest rate, the interest shall be calculated by the interest rate as agreed. For the loan with a floating interest rate, the interest shall be calculated by the interest rate of each floating term. Where there are multiple floating interest rate within a settlement period, the interest of each floating term shall be calculated first, and all interests shall be added up for the calculation of the interest within the settlement period.

Article 54	If any of the following occurs, Party B has the right to refuse to provide Loan under the Agreement.
7.	Party A and the Guarantor cannot provide relevant document, materials, receipts and complete relevant procedure as required by Party B;
8.	In case the Loan is secured by mortgage, the legal procedure for relevant registration and/or insurance, etc. hasn’t been competed or such guarantee or insurance is still invalid.
9.	Any material adverse events affects the safety of the Loan that caused by Party A or Guarantor.
Article 55	Remitment and Payment
7.	Party B will remit the Loan to Party A’s account which is opened at Party B’s office in accordance with the time as agreed in each Loan receipt. Account number: 6210210020100279390 .

Party A agrees that as of the effectiveness of this Agreement, Party B has right to monitor and manage the remitment of the Loan in the settlement account or disbursement/drawdown account by means of entrusted payment and self payment in order to supervise the Loan used pursuant to this Agreement.

8.	Entrusted Payment
m.	Except as otherwise provided in this Agreement, Loan under this Agreement shall use the method of entrusted payment.
n.	Where the method of entrusted payment applies, Party A shall submit specific drawing application, payment entrustment and relevant transaction documents to Party B.
o.	Where the method of entrusted payment applies, Party A shall provide proven documents as required by Party B, including but not limited to:
i.	documents to prove that the discharge purpose meets the requirement of this Agreement;
ii.	commercial agreements signed by and between Party A and any third party or documents related to payment by Party A;
iii.	corresponding invoices or receipts. If such document cannot be obtained when the payment is made, Party A shall provide the invoices or receipts in a timely manner after the payment is completed;
iv.	lawful and valid payment instruments;
v.	other proven documents as required by Party B
p.	Party B shall have the right to review whether the corresponding party and amount are in line with the commercial agreement and other documents pursuant to the Loan purpose.
q.	Party B shall transfer the Loan to the party who meets the purpose of related agreements through the settlement account or disbursement/drawback account.
r.	Party B has right to deduct the commission fee arising from the Loan transfer when such fee occurs.

9.	Self Payment
e.	Party A can adopt the method of self payment after approved by Party B in any of following events:
i.	Party A cannot confirm the trading party before the transaction and the amount of payment less than RMB 300,000;
ii.	Trading party of Party A cannot charge without cash payment;
iii.	Loan used for operation and the amount is less than RMB 500,000;
iv.	Other situations as provided by laws and regulations;
f.
Where the method of self payment applies, Party A shall report or inform Party B the condition of use of Loan. Party B has the right to inspect whether the payment of Loan is in line of the purpose for use of Loan through account analysis, check of receipt, on-site inspection, etc.

Article 56	Conditions for Withdrawing
e.
Party A shall submit drawing application to Party B along with the method of payment (either entrusted payment or self payment) one business day prior to the draw date. Party A confirms that Party B has the right to check wither the documents provided by Party A meets the conditions of payment, and has the right to deicide the method of payment.

f.
During the process of release and payment, Party B has right to ask Party A to provide additional document to meet the conditions of payment, or change the method of payment or suspend the payment if any of the following event occurs:

i.	Decrease of credibility;
ii.	Abnormal use of Loan;
iii.	Violation of other obligations of the Agreement;
Article 57	Repayment
e.	Party A and Party B agree to adopt the second method to repay the principal and interest:
i.	Repay the principal and interest on the due date;
ii.
Repay the interest on a monthly basis, and repay the principal on the due date. The settlement date shall be the 20th date of each month. Party A shall repay the interest on the settlement date. If the repayment date for last repayment is not within the settlement date, Party A shall repay the principal along with the interest on the due date.

iii.	Other method of repayment: N/A
f.
Party A shall deposit sufficient money in the account as described in Article 6 above before each repayment date, and Party A agrees that Party B can deduct the principal and interest in the account directly. If the money in the account is not sufficient, Party B has the right to decide whether or not to deduct. If Party B decide not to deduct, all principal and interest shall be regarded as overdue; If Party B decide to deduct, the insufficient amount of principal and interests shall be regarded as overdue. Party B’s consent is needed, if Party A requires to change the repayment account during the term of this Agreement.

Article 58	Rights and Obligations of Party A
m.	Withdraw and use the Loan in accordance with the Agreement;
n.	Repay the principal and interest in full and in a timely manner;
o.	Payment of the Loan shall be in line of the condition and method as provided in this Agreement;
p.	Provide related document, materials and receipts honestly as required by Party B;
q.	Inform Party B promptly in connection with the change of address, mailing address, contact number, job, salary, etc.
r.	when material adverse effect against the safety of Loan occurs, Party A shall inform Party B promptly in written, and adopt necessary method as confirmed by Party B to secure the credit.

Article 59	Rights and Obligations of Party B
m.	has the right to know and inspect the basic situation and use of Loan of Party A;
n.	when material adverse effect occurs that caused by Party A, Party B may suspend the release of Loan or retrieve the Loan in advance;
o.
retrieve or retrieve in advance the principal, interest, default interest, compounded interest, penalty, damage, attorney fees and other fees use to realize the credit; Party agrees that Party B can deduct such fee directly from Party A’s account.

p.	Party B can disclose the default of Party A or Guarantor in public if Party A cannot perform its repayment obligation or Guarantor fails to perform guarantee obligation;
q.
If repayment made by Party B is insufficient to repay the payable amount under this agreement, Party B may choose to use such amount to repay the principal, interest, default interest, compounded interest or fees.

r.	Release the Loan to Party A in accordance with the Agreement.

Article 60	Repayment in Advance

When Party A intents to repay in advance, Party A shall submit the application to Party B three business days in advance. After approved by Party B, Party can repay part or all of the principal in advance.

If Party A repays in installment, and intents to repay part of principal and interest in advance, Party A shall repay the Loan in accordance with the repayment schedule. The interest rates shall be same as provided in the Agreement. After the repayment, the remaining amount shall be repaied in accordance with this Agreement. If Party A repay all principal and interest in advance, the interest may be calculated based on the actual loan term and interest rate as provided in this Agreement.

If repayment in advance is made, the paid interest shall not be affected.

Article 61	Guarantee of the Loan

If the loan is secured, guarantee shall be adopted as detailed in the guarantee agreement.

Article 62	Undertaking and Warranty of Party A
m.
 During signing and performing this Agreement, Party A abides by the code of good faith, and all the materials, documents and information of Party A and the Guarantor provided to Party B are real, effective, accurate, complete and are without any concealment or omission

n.	Party A guarantees good credit and no significant adverse record;

o.
Party A guarantees that the loan, if it is current funds loan, will not be used for the investment of fixed assets or share equity, and will not be used for production or operation that prohibited by the laws and regulations;

p.	Party A confirms that actions such as equity transfer, foreign investment, substantial increase in debt financing won’t be taken without Party B’s written consent;
q.
Party B has the right to take on-site or off-site due diligence to check Party A’s operating conditions, financial conditions and the conditions of use and repayment after loan, Party A has the obligation to actively cooperate with Party B for the management of disbursement, management after loan, and related inspections;

r.	Party B will be informed timely when material adverse events which could affect the ability of repayment occur;

Article 63	Obligations of Default
o.
If Party B fails to release the Loan in full and in a timely manner, which cause losses of Party A, Party B shall pay the penalty to Party A based on the default amount and the overdue days. The calculation of penalty shall be the same as overdue payment.

p.
If the Loan is overdue, the default interest rate shall equal to 150% of the current applicable interest rate. If the interest rate adjusted during the overdue period, the default interest rate shall be adjusted accordingly.

q.
If the Loan is misappropriated, the default interest rate shall equal to 200% of the interest rate. If the interest rate adjusted during the overdue period, the default interest rate shall be adjusted accordingly.

r.	As to the overdue interest, Party B charge compounded interest in accordance with the regulations promulgated by People’s bank of PRC;
s.
If Party A violates the obligations under this Agreement, Party B has right to ask Party A to rectify in reasonable period, or suspend the release of Loan, or retrieve the Loan in advance or take other measures to protect the assets, or declare that all agreement signed by and between Party A and Party B is terminated and due.

t.	Any of the Guarantor violates the obligations under this Agreement, arty B has right suspend the release of Loan, or retrieve the Loan in advance or take other measures to protect the assets.

u.	If Party B adopts ligation or arbitration to realize the credit due to Party A or Guarantor, Party A and Guarantor shall assume relevant fees arising from the realization of credit.

Article 64	Undertake of the Fees

Any fees arising from the realization of credit shall be borne by Party A

Article 65
Party B shall have right to provide the Party A’s information to credit information system of Central Bank of China as required by laws or rules of financial regulators, which will be inquired and used by qualified institutions and individuals.

Article 66	Announcement Collection

In the event that Party A has not fully repay the loan due, pay the interest due, pay the penalty and compound interest, or any other outstanding, Party B has the right to circulate a notice to relevant authorities and to disclose to the media, Party A agrees that the notice or disclosure has the effectiveness of interruption of limitation.

Article 67	Application for Extension

In the event that Party A is not able to repay the debt on time due to special circumstances, Party A shall apply to Party B in written thirty (30) days before the due date. Only through Party B’s consent and reaching extension agreement can the term be extended, and the interest rate shall be determined by accumulative total time

Article 68	Disputes Settlement
Any dispute arising from the performance of this Agreement shall be settled by consultation. If the consultation fails, the dispute shall be settled according to 1).
5)	Submit to the people's court where Party B is located.
6)	submit to the arbitration commission which shall arbitrate in accordance with the arbitration rules in force. The arbitration award shall be final and binding on the Parties.

During the litigation or arbitration, the provisions hereunder which are not involved in such dispute shall still be performed.

Article 69	Miscellaneous
e.	“Due” or “Due date” under this Agreement shall include situation of acceleration of maturity as provided under this agreement or regulations and laws of the PRC.
f.
“material adverse events” shall include but not limited to the following: Party A has entirely or partially lost the ability to repay; significantly decrease the ability to guarantee by Guarantor; the mortgage property is  damaged, lost or devalued.

Article 70	This Agreement shall become effective upon exaction by both parties

Article 71	This Agreement shall be executed in duplicate, and each party shall hold one original, and each original has the same effect.

Article 72	Attention

Party B has notified Party A to pay attention to each of the provision of the Agreement and explained to Party A as required. Both parties have the same acknowledge to the Agreement at the time of execution.

Borrower (Party A)  (signature): Yaojun Liu

Lender (Party B) (Seal): Xingtai Chengjiao Rural Credit Cooperative Union (Seal)
Legal Representative or Authorized Representative (SIGNATURE): Jingliang Dong

Signing Date: June 19, 2011

Maximum Guarantee Contract(3)

Cheng Jiao Nong Xin Gao Bao Zi [2011] No. G048

Guarantor (Party A): Hebei Zhongding Real Estate Development Co., Ltd.

Lender (Party B): Xingtai Chengjiao Rural Credit Cooperative Union

For ensuring Party B’s claims, Party A is willing to provide a maximum guarantee for a series of claims created by Party B and the debtor, Yaojun Liu. This contract (“Contract”) is entered into by and between Party A and Party B through mutual agreement in accordance with relevant laws and regulations. Both parties shall comply with this Contract.

Article 29.	Guaranteed Claims

1.	Guaranteed claims shall be a series of claims arising from loans continually provided by Party B to the debtor from June 19, 2011 to June 18, 2012. The maximum amount shall be RMB Five Million.

2.
At any time during the above period, Party B can continually and circularly provide loans to the debtor as long as the balance of unrecovered claims is less than the maximum amount. Party A shall provide guarantee, to the extent of such maximum amount, to Party B for the claim arising from loans provide by Party B, irrespective of the frequency and amount of each loan, or of whether the expiration date of debtor’s each debt exceeds the above period.

The balance of unrecovered claims including principal, interest (compound interest and default interest included), penalties, compensation and all the fees used for realization of the claim (including but not limited to costs, arbitration fees, property preservation fees, travel expense, enforcement fees, appraisal fees, auction charge, etc.)

3.
During the period as described under clause 1 herein, any contracts, agreements or other legal documents entered by and between Party B and the debtor that result in a debtor-creditor relationship shall be the principal contract of this Contract.

Article 30.	Collateral

Party A provides guarantee of joint and several liabilities. In the event that the debtor fails to fulfill its obligation under the principal contract, Party B has the right to require Party A to assume the guarantee liabilities.

In the event that the debtor fails to fulfill its obligation under the principal contract, Party B has the right to require Party A to assume the guarantee liabilities within its guarantee scope regardless of whether Party B’s claims are secured by other guarantee (including but not limited to guarantee, mortgage, pledge, etc.) under the principal agreement.

Article 31.	Term of the Existence of the Guarantee Right

1.
Term: the term of the existence of the guarantee right shall be calculated due to each loan, and shall be existed from the execution date to two years after the expiration date of the repayment of the debt.

2.
In the event that Party B and debtor reach into an extension agreement upon the term of each debt, the term of the existence of the guarantee right shall be existed until two years after the new expiration date of the repayment of debt. The extension is not subject to Party A’s consent, and Party A shall also bear the joint guarantee responsibility.

3.
In the event that issues stipulated in laws or regulations, or provided in the principal contract occur, and Party B declares the debt due in advance, the term of the existence of the guarantee right shall be existed until two years after the declared due date of the debt.

Article 32.	the Execution and Amendment of the Guaranteed Principal Contract

Matters regarding the amount, term, interest rate, use of loan, etc. shall be agreed by Party B and the debtor in the principal contract.

Party A acknowledges that, the executions and amendments of the principal contracts by Party B and the debtor shall be deemed to have been obtained prior consent from Party A which does not need to be notified, and the guarantee liability of the Party A shall not be reduced or remitted.

During the term of the existence of the guarantee right, upon the adjustment of the state legal interest, the amendments of the interest rates in principal contracts shall be deemed to have been obtained prior consent from Party A which does not need to be notified, and the guarantee liability of Party A shall not be reduced or remitted.

Article 33.	the Severability of the Validity of the Contract

The validity of the Contract is independent with the principal contract. The completely or partial invalidity of the principal contract will not affect the validity of the Contract. In the event that the principal contract is declared void, Party A shall assume the joint and several guarantee liability for any debt arising from return of assets or compensation of loss by the debtor.

Article 34.	Ability of Guarantee

During the term of the existence of the guarantee right, in the event that Party A loses or may lose the ability of guarantee, or that the guarantor, as legal person or other organization, involves in contracting, leasing, merger and acquisition, joint venture, separation, affiliation, shareholding reform, dissolution, etc., Party A shall inform Party B in written notice 15 business days in advance. All the obligations hereunder shall be borne by the changed institution or the institution which makes the decision of Party A’s dissolution. If Party B considered the changed institution lack of guarantee ability, Party A or the institution which makes the decision of Party A’s dissolution shall make a new security accepted by Party B, and a new security agreement shall be reached.

During the term of the existence of the guarantee right, without written consent of Party B, Party A shall not provide to the third party securities which are beyond its abilities.

Article 35.	Financial Supervision on Guarantor

During the term of the existence of the guarantee right, Party B has the right to supervise Party A’s capital and financial conditions, Party A shall provide materials such as financial statement honestly.

Article 36.	Early Guarantee Liability

During the term of the existence of the guarantee right, in the event that the debt is declared due in advance by Party B according to the principal contract, Party B has the right to require Party A to take the responsibility of guarantee for thirty (30) business days since the declared due date, and Party A agrees to take the responsibility of guarantee as required by Party B.

Article 37.	Collection of the Accrued Expenses

Party B has right to collect all accrued expenses under Party A’s guarantee from the account opened in the system of Hebei Rural Credit Cooperatives.

Article 38.	Other Provisions Agreed by the Parties

1.
During the term of the existence of the guarantee right, in the event that the debtor involves in merger, separation, shareholding reform, capital increase or decrease, joint venture, affiliation, changing name, etc, the guarantee responsible of Party A will not be reduced or relieved consequently;

2.	Party A has the obligation to supervise the debtor’s use of the loan;

3.	Party A has full knowledge of interest rate risk, in the event that floating interest rate is adopted in the principal contract, Party A agrees to take the consequent additional responsibility;

4.

5.

Article 39.	Dispute Settlement of the Contract

Disputes arising from the performance of the Contract may be solved through negotiation. If the parties cannot reach resolution through negotiation, the disputes shall be settled in the following No. 1 means:

1. Bring a suit in the court where Party B is located in;

2. Submit the disputes to  arbitration commission (the arbitration will be held in  ) for arbitration in accordance with its then effective arbitration rules. The arbitration is final and binding on both parties.

The provisions of the Contract that are not involved in the disputes shall continue to be performed during the period of litigation or arbitration.

Article 40.	Effectiveness of Contract

The Contract Will Be effective when the Contract has been signed by the legal representatives or authorized representative or stamped by Party A (signing only if Party A is a nature person) and signed by the person in charge or authorized representative and stamped by Party B;

Article 41.	The Contract is executed in two originals.

Article 42.	Declaration

1.	Party A acknowledges Party B’s business scope and authorization clearly;

2.
Party A has read all clauses of the Contract and paid special attention to the clauses in boldface. As requested by Party A, Party B has explained the clauses of the Contract. Party A is aware of and fully understands the meaning and the legal consequences of the clauses of the Contract.

3.	Party A has the power and authorization to execute the Contract.

Party A (SEAL): Hebei Zhongding Real Estate Development Co., Ltd. (Seal)

Legal Representative (Responsible Officer) or Authorized Representative (SIGNATURE): Jianfei Guo

June 19, 2011

Party B (SEAL): Xingtai Chengjiao Rural Credit Cooperative Union (Seal)

Legal Representative or Authorized Representative (SIGNATURE): Jingliang Dong

June 19, 2011